SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [X]

Filed by Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only (as permitted by
        Rule 14a6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Sect. 240.14a11(c) or
        Sect. 240.14a12

                      Lifschultz Industries, Inc.
                      ---------------------------
            (Name of Registrant as Specified In Its Charter)


                      ---------------------------
                (Name of Person(s) Filing Proxy Statement
                      if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a6(i)(4) and 011.

     1) Title of each class of securities to which transaction applies:


     2)     Aggregate number of securities to which transaction applies:


     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:


     5) Total fee paid:



[ ]     Fee paid previously with preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)     Amount Previously Paid:


     2)     Form, Schedule or Registration Statement No.:


     3)     Filing Party:


     4)     Date Filed:

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders:

         Notice is hereby given that the next Annual Meeting of Shareholders of Lifschultz Industries, Inc., a Delaware corporation (the "Company"), will be held at the Company's Utah offices, 799 East Utah Valley Drive, American Fork, Utah 84003-9775 at 10:00 a.m., mountain standard time, on Thursday, January 6, 2000 (the "Annual Meeting").

         At the Annual Meeting, the shareholders will be asked to (i) consider and vote for the election of directors, (ii) approve the re-appointment of the firm of Grant Thornton LLP, independent certified public accountants, as the Company's auditors, and (iii) any other business that may be lawfully brought before the Annual Meeting. The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on Wednesday, November 24, 1999 (the record date), are entitled to notice of and to vote at the Annual Meeting, or at any continuance(s) or adjournment(s) thereof.

         The election of directors will be determined by plurality vote. Approval of the reappointment of the Company's auditors, will require the affirmative vote of a majority of the voting shares of Lifschultz Industries, Inc. stock, represented in person or by proxy, which are cast at the Annual Meeting.

                                       By Order of the Board of Directors


                                       /s/ Dennis Hunter
                                       ---------------------------
                                       DENNIS R. HUNTER, President
                                       November 29, 1999


PLEASE NOTE: YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. Even if you plan to be present at the annual meeting, please fill in, date, sign, and mail promptly the enclosed proxy to ensure that your shares are represented at the Annual Meeting. If you attend the Annual Meeting in person, you may vote in person if you wish to do so even though you have previously sent in your proxy. PLEASE MAIL YOUR PROXY PROMPTLY AND SAVE THE COMPANY THE EXPENSE OF ADDITIONAL REQUESTS FOR PROXIES.

                           LIFSCHULTZ INDUSTRIES, INC.
                              641 WEST 59TH STREET
                               NEW YORK, NY 10019
                                 (212) 397-7788

                                 PROXY STATEMENT
                                 ---------------


General

         This Proxy Statement is furnished to shareholders of Lifschultz Industries, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies to be voted at the Company's next Annual Meeting of Shareholders. The Annual Meeting will be held on Thursday, January 6, 2000, at 10:00 a.m., mountain standard time, at the Company's Utah offices at 799 East Utah Valley Drive, American Fork, Utah 84003-9775. The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. This Proxy Statement was first mailed on or about November 29, 1999 to shareholders of record of the Company as of Wednesday, November 24, 1999, accompanied by the Company's 1999 Annual Report to Shareholders.

         At the meeting, the following matters will be considered and voted on:

         1. Proposal No. 1. Election of Sidney B. Lifschultz, David K. Lifschultz, Dennis R. Hunter, Joseph C. Fatony and James E. Solomon as directors to hold office until the 2000 Annual Meeting of Shareholders or until their successors shall have been duly elected and qualified (see "Proposal One - Election of Directors");

         2. Proposal No. 2. Appointment of Grant Thornton LLP as the Company's independent certified public accountants for the 2000 fiscal year (see "Proposal Two Independent Public Accountants"); and

         3. General. Such other business as may properly come before the Annual Meeting.

         The Board of Directors recommends that shareholders vote FOR all nominees for director listed in Proposal No. 1 and FOR Proposal No. 2.

              INFORMATION CONCERNING PROXY SOLICITATION AND VOTING

Voting Rights

         The outstanding voting securities of the Company on November 1, 1999 were (i) 1,117,519 shares of common stock, par value $0.001 per share ("Common Stock"); (ii) 5,200 shares of Series A Convertible Preferred Stock, par value $0.01 per share ("Series A Shares"); and (iii) 21,231 shares of Series E Convertible Preferred Stock, par value $0.01 per share ("Series E Shares"). Holders of Common Stock at the close of business on November 24, 1999 (the "Record Date") will be entitled to one vote at the Annual Meeting for each share of Common Stock held of record by them. Holders of Series A Shares at the close of business on the Record Date will be entitled to one-fifth of one vote at the Annual Meeting for each Series A Share held of record by them. Holders of Series E Shares at the close of business on the Record Date will be entitled to one-fifth of one vote at the Annual Meeting for each Series E share held of record by them. The holders of Series A Shares and Series E Shares are entitled to vote with the holders of Common Stock on all matters presented at the Annual Meeting.

Voting and Revocation of Proxies

         By completing and returning the accompanying proxy form, the shareholder authorizes David K. Lifschultz and Dennis R. Hunter, as designated on the face of the proxy form (the "Proxy Holders"), to vote all shares for the shareholder. All proxies returned to the Company that are properly signed and dated will be voted by the Proxy Holders as the shareholder directs. If no direction is given, valid proxies will be voted by the Proxy Holders FOR the election of the persons nominated as directors and FOR the appointment of Grant Thornton LLP as the Company's independent certified public accountants for the fiscal year ending July 31, 2000. Additionally, the shares represented by a valid proxy will be voted by the Proxy Holders, in their discretion, on any other matters that may properly come before the Annual Meeting and that the Company did not have notice of as of September 30, 1999. The Board of Directors does not know of any matters to be considered at the Annual Meeting other than the proposals described above. In the event that any director nominee is unable to serve, the Proxies will be voted for a substitute nominee, if any, to be designated by the Board of Directors. The Board of Directors currently has no reason to believe that any nominee will be unavailable or unwilling to serve.

         A proxy may be revoked by (i) delivering a written statement to the President of the Company stating that the proxy is revoked, (ii) by delivering to the President of the Company or presenting at the Annual Meeting a new proxy executed on a later date by or on behalf of the person or entity executing the prior proxy, or (iii) by voting in person at the Annual Meeting. A revoked proxy will not be voted.

Quorum and Voting Requirements

         A quorum of the voting shares of the Company must be present at the Annual Meeting for a vote to be taken. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, a quorum will be present if a majority of the voting shares outstanding and entitled to vote at the meeting are present in person or by proxy. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, abstentions and broker non-votes will be counted for the purposes of determining whether a quorum is present at the Annual Meeting. With regard to Proposal No. 1, directors are elected by a plurality of the shares present in person or by proxy and voting at the Annual Meeting. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. The appointment of auditors under Proposal No. 2 requires the affirmative vote of a majority of the votes cast at the Annual Meeting. With regard to Proposal No. 2, abstentions and broker non-votes are not counted for purposes of determining whether a proposal has been approved.

Adjournment of Annual Meeting

         In the event that Proxies representing sufficient votes to constitute a quorum are not received by the date of the Annual Meeting, the Proxy Holders may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. At such adjournments the proxies will continue to be valid and, once a quorum is present in person or by proxy, directors may be elected by plurality vote and other proposals can be approved by the affirmative vote of the holders of a majority of the Company's voting shares present in person or by proxy. The Proxy Holders will vote in favor of any such proposed adjournments.

Solicitation

         The solicitation of proxies pursuant to this Proxy Statement will be made primarily by mail. In addition, officers, employees, and representatives of the Company may solicit proxies by telephone, mail, or personal interviews, and arrangements will be made with banks, brokerage firms, and others to forward solicitation materials to the beneficial owners of shares held of record by them.

         The   total   cost  of  all  such   solicitation   efforts,   including
reimbursement of the expenses of brokers and other nominees, will be borne by the Company.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth certain information as of November 1, 1999, with respect to (i) each person who is known to the Company to beneficially own more than five percent of the outstanding shares of Common Stock or a class of Preferred Stock, (ii) the beneficial ownership of such securities by each executive officer and director of the Company, and (iii) the beneficial ownership of all such securities by all of the Company's directors and executive officers as a group. Stock is considered "beneficially owned" by a person if such person, directly or indirectly, through any contract, arrangement, understanding or otherwise, has or shares: (i) voting power for the stock; and/or (ii) investment power for the stock (including the power to dispose of the stock). Such "beneficial ownership" also includes stock that a person has the right to acquire within 60 days of November 1, 1999. Unless otherwise indicated, the persons or entities named in the table have sole voting and investment power with respect to all shares of stock beneficially owned by them, subject to applicable community property laws. The percentage ownership for each person is calculated assuming that all the stock that could be acquired by that person within 60 days, by option exercise or otherwise, has in fact been acquired and that no other shareholder has exercised a similar right to acquire additional shares.


                                                                          Amount and Nature
                              Name and Address of                           of Beneficial                       Percent
Class                         Beneficial Owner                                Ownership                        of Class
-----                         -------------------                         -----------------                    --------


Common                        David K. Lifschultz                             508,683(1)                          43.7%
                              641 West 59th Street
                              New York, NY  10019

Common                        Charlotte K. Lifschultz                         156,457(2)                          14.0%
                              641 West 59th Street
                              New York, NY  10019

Common                        Hudson Waterfront                               89,992(3)                            8.1%
                              Associates, L.P.
                              725 Fifth Ave.
                              New York, NY  10022

Common                        Dennis R. Hunter                                56,262(4)                            4.9%
                              515 East 1860 South
                              Provo, UT  84606

Common                        Michael Hirst                                   46,149(5)                            4.1%
                              799 E. Utah Valley Drive
                              American Fork, UT  84003

Common                        James C. Triplett                               30,481(6)                            2.7%
                              799 E. Utah Valley Drive
                              American Fork, UT  84003

Common                        James Solomon                                   20,481(7)                            1.8%
                              1455 West Center
                              Orem, UT 84058



                                                                          Amount and Nature
                              Name and Address of                           of Beneficial                       Percent
Class                         Beneficial Owner                                Ownership                        of Class
-----                         -------------------                         -----------------                    --------

Common                        Sidney B. Lifschultz                            14,042(8)                            1.3%
                              641 West 59th Street
                              New York, NY  10019

Common                        J. Randall Owen                                  1,000(9)                               *
                              799 E. Utah Valley Drive
                              American Fork, UT 84003

Common                        Joseph C. Fatony                                 -0-(10)                              -0-
                              888 Seventh Ave., #402
                              New York, NY 10106

Common                        All directors and executive                    595,174(1,4,5,6,7,8,9,10)            49.3%
                              officers (8 persons) as a
                              Group

Series E Preferred            Reboul, MacMurray,                              20,679                              97.4%
                              Hewitt & Kristol
                              45 Rockefeller Plaza
                              New York, NY  10111

Series E Preferred            All directors and executive                        -0-                                -0-
                              officers (8 persons) as a
                              Group

Series A Preferred            John G. Bartol                                   5,200                               100%
                              645 W. Rockford Drive
                              Tempe, AZ  85281

Series A Preferred            All directors and executive                       -0-                                -0-
                              officers (8 persons) as a
                              Group


         *        Less than one percent.

         (1) Chairman and Chief Executive Officer of the Company. Includes: (i) 241,059 shares held directly; (ii) 45,000 shares of Common Stock underlying employee stock options that are currently exercisable; (iii) 154,091 shares held by the Sidney B. Lifschultz 1992 Family Trust for which David Lifschultz is a co-trustee with his mother, Charlotte Lifschultz; (iv) 47,892 shares of stock held by a corporation for which David K. Lifschultz is an officer and director;
(v) 160 shares held by subsidiary, Lifschultz Fast Freight, Inc., for which David Lifschultz shares voting and investment power as an officer and director of Lifschultz Fast Freight; and (vi) 20,481 shares held by subsidiary, Hart Scientific, Inc., for which David Lifschultz shares voting and investment power as a director of Hart Scientific.

         (2) Beneficial owner of 5% of the class shares indicated. Includes: (i) 154,091 shares held by the Sidney B. Lifschultz 1992 Family Trust for which Charlotte Lifschultz (wife of Sidney Lifschultz) is a co-trustee with David Lifschultz; and (ii) 2,361 shares held by trusts for the benefit of certain family members for which Charlotte Lifschultz is a trustee. Note that 154,091 of the shares shown for Charlotte Lifschultz are also reported for David Lifschultz as they are co-trustees for the Sidney B. Lifschultz 1992 Family Trust.

         (3) Beneficial owner of more than 5% of the class of shares indicated. Includes 89,992 shares held directly.

         (4)  President,  Chief  Financial  Officer and director of the Company.
Includes: (i) 35,781 shares underlying employee stock options held by Dennis Hunter that are currently exercisable; and (ii) 20,481 shares held by subsidiary, Hart Scientific, Inc., for which Dennis Hunter shares voting and investment power as a director of Hart Scientific. Excludes: 2,500 shares underlying employee stock options held by Dennis Hunter that become exercisable only upon the stock price exceeding $100 per share for ten days.

         (5) Vice President and director of Hart Scientific. Includes: (i) 23,668 shares held directly; (ii) 2,000 shares of Common Stock underlying employee stock options that are currently exercisable; and (iii) 20,481 shares held by Hart Scientific for which Michael Hirst shares voting and investment power as a director of Hart Scientific.

         (6) Chairman and Chief Executive Officer of Hart Scientific.  Includes:
(i) 10,000 shares underlying employee stock options held by James C. Triplett that are currently exercisable; and (ii) 20,481 shares held by Hart Scientific for which James Triplett shares voting and investment power as an officer and director of Hart Scientific. Excludes: 40,000 shares underlying employee stock options held by James Triplett that become exercisable only upon the stock price reaching $12 per share. While Mr. Triplett shares voting rights for the 20,481 shares held by Hart Scientific, he does not currently have the right to acquire those shares at any time in the future.

         (7) Director of the Company and Hart Scientific. Includes: 20,481 shares held by Hart Scientific for which James Solomon shares voting and investment power as a director of Hart Scientific.

         (8) Director of the Company. Includes: (i) 10,900 shares held directly; and (ii) 3,142 shares held by trusts for certain family members for which Sidney Lifschultz is co-trustee.

         (9) President and Chief Operating Officer of Hart Scientific. Includes:
1,000 shares of Common Stock held directly.

         (10) Director of the Company.

         As of November 1, 1999, there were only two holders of Series E Convertible Preferred Stock and one holder of Series A Convertible Preferred Stock. On or about November 18, 1999, the major holder of Series E Convertible Preferred Stock noted above, converted that stock into 4,136 shares of Common Stock.

         The Company knows of no arrangements, including any pledge by any person of securities of the Company, the operation of which may, at a subsequent date, result in a change in control of the Company.

                      PROPOSAL ONE - ELECTION OF DIRECTORS

Nominees

         The five current directors, David K. Lifschultz, Sidney B. Lifschultz, Dennis R. Hunter, Joseph C. Fatony, and James E. Solomon, are proposed to be re-elected at the Annual Meeting. In the event any nominee is unable to serve, the proxies will be voted for a substitute nominee, if any, to be designated by the Board of Directors. Directors and Executive Officers of the Company

         The following table sets forth certain information concerning directors and executive officers of the Company and certain officers/directors of the wholly owned subsidiaries of the Company, Lifschultz Fast Freight, Inc. ("LFF") and Hart Scientific, Inc. ("Hart"), and Hart's wholly owned subsidiary, Calorimetry Sciences Corporation ("CSC"):



                                                                                                Began Service as an
Name                                       Age         Positions Held                           Officer or Director
----                                       ---         --------------                           -------------------


David K. Lifschultz                         53         Chairman and CEO of the                         1991
                                                       Company (also President and
                                                       director of LFF)

Dennis R. Hunter                            48         President, director, and CFO                    1988
                                                       of the Company, (also CEO,
                                                       President, and Chairman of
                                                       CSC and director of Hart)

Sidney B. Lifschultz                        87         Director of the Company                         1991

Joseph C. Fatony                            52         Director of the Company                         1998

James E. Solomon                            49         Director of the Company and                     1998
                                                       Hart

James C. Triplett                           49         Chairman and CEO of Hart                        1988

J. Randall Owen                             41         President and COO of Hart                       1994

Michael Hirst                               50         Vice President and director of                  1988
                                                       Hart



         David K. Lifschultz is the son of Sidney B. Lifschultz. No other family relationship exists among any of the directors or officers. All directors hold office until the next Annual Meeting of shareholders or until their successors are duly elected and qualified. Officers serve at the pleasure of the Board of Directors.

         The  Company's  Board  of  Directors  has  an  Audit  Committee  and  a
Compensation Committee. The members of both committees are David Lifschultz, Joseph Fatony and James Solomon. The Audit Committee, in addition to such other duties and responsibilities as determined from time to time by the Board of Directors, advises the Board with regard to each external audit, any related management letter, management's responses to recommendations made by the external auditor, the Company's annual financial statements, and any significant disputes between management and the external auditor that arise in connection with the preparation of the financial statements. The Audit Committee held one meeting during last the fiscal year. The Compensation Committee advises the Board of Directors on the compensation of executive officers of the Company. The Compensation Committee held no meetings during the last fiscal year. The Board of Directors held no meetings during the last fiscal year, although it undertook actions by unanimous written consent.

         The principal occupations of the executive officers and directors named above for at least the past five (5) years are as follows:

         David K. Lifschultz has been employed as the Chairman and Chief Executive Officer of the Company, and President and a director of LFF, for more than the past five years. Mr. Lifschultz studied at New York University.

         Dennis R. Hunter has been employed as the President and Chief Financial Officer of the Company for more than the past five years. He is also a director of Hart and the President, Chief Executive Officer, and Chairman of CSC. Prior to joining Hart in 1988, Mr. Hunter held positions as Vice President of Marketing for Diser, Inc. and Vice President of Business Development and Product Planning for Modtech International. He received his M.B.A. from Brigham Young University in 1977.

         Sidney B. Lifschultz, retired, received a B.S. degree in Engineering from the University of Illinois in 1933 and an M.B.A. degree from Harvard University in 1935. Mr. Lifschultz previously served as Chairman of the Board of LFF for more than five years.

         Joseph C. Fatony currently is a managing director for AFC Realty Capital Inc., a New York real estate investment banking firm. Prior to joining AFC Realty Capital, Mr. Fatony was a principal and founder of SRF Builders Capital Corp., a New York State mortgage bank. During the past 25 years, he has held several executive positions in the banking industry, including Vice President with The Bank of New York for over 20 years. He is an adjunct professor of finance and marketing at Long Island University and a Trustee and Chairman of the Board of American Investment Services. Mr. Fatony earned an M.B.A. from Long Island University in 1978 and a B.A. from L.I.U. in 1973.

         James E. Solomon has served as a director of Hart since 1995. Since June 1999, Mr. Solomon has been the Chief Operating Officer of Red Rock Capital Group, a late stage venture capital firm. From August 1997 to December 1998, Mr. Solomon served as the President and CEO of Paragraphics, a manufacturer of engraving equipment. From January 1996 to March 1997 he was the President of the Borges Lamont Company, a distributor of consumer goods. During the past five years, Mr. Solomon owned or co-owned various businesses, and serves as an adjunct professor at the University of Utah College of Business. He has a B.S. degree in finance from the University of Utah and has been a Certified Public Accountant since 1975.

         James C. Triplett has served as an officer and director of Hart for more than the past five years. Mr. Triplett is a former director of Technovest Corporation and has served as a Managing General Partner of Technovest Management Group, both of which were engaged in venture capital and investment activities. He was also employed by Crown Zellerbach Corporation, Alcan Aluminum Corporation, and Northwest Pipeline Corporation in various engineering and management positions. He has a B.S. degree in engineering and an M.B.A.

         J. Randall Owen joined Hart in 1987 with responsibility for the sales and marketing of Hart's temperature calibration products. He previously owned and operated a company that manufactured and marketed industrial thermometers. Prior to that he was employed in the engineering departments of Watkins-Johnson Corporation, Veeco Macronetics, and the Farinon Corporation. Mr. Owen attended Brigham Young University where he studied business and international relations. He currently is working part-time for Hart.

         Michael Hirst has served in various capacities with the original Hart company since he co- founded Hart's business in 1979, prior to its acquisition by the Company in 1988. He currently serves with Hart as a director, Vice President, and Secretary. Mr. Hirst has a B.S. degree in Design Technology from Brigham Young University.

Significant Employees

         Edwin A. Lewis, age 51, serves as Vice President, Secretary, and Chief Scientist of CSC. Previously, Dr. Lewis was a research professor at Brigham Young University from 1981 until 1992, during which time he worked for Hart as a consultant. He joined Hart on a full time basis in 1992. Dr. Lewis received his Ph.D. in physical chemistry from the University of New Mexico in 1972.

Executive Compensation

         Summary Compensation

         The following table sets forth the compensation of the Chief Executive Officer of the Company and certain other highly compensated executive officers of the Company for each of the Company's last three fiscal years whose total salary and bonus for the year ended July 31, 1999 exceeded $100,000 for services rendered in all capacities to the Company during such fiscal years.

         Other than the 401(k) plans of the Company and its subsidiaries, the Company and its subsidiaries have no pension or retirement plan for its executive officers. The Company prefers to pay higher cash compensation in lieu of making substantial pension plan contributions. The Company and its subsidiaries have adopted informal, unwritten bonus plans for its employees and executive officers. Under the plans, each company's Board of Directors typically evaluates the company's productivity and allocates bonuses twice a year based primarily on such productivity and the employee's performance.





                                            Summary Compensation Table


                                        Annual Compensation                  Long Term Compensation              All Other
                                                                                                                 Compen
                                                                                                                 sation(1)
                                        ----------------------------------------------------------------------------------
                                                                                Awards                  Pay-
                                                                                                        outs
                                                                              ------------------------------
                                                                   Other
         Name                                                     Annual       Restric-                 LTIP
         and                                                     Compen-      ted Stock     Options     Pay-
       Position             Year        Salary        Bonus       sation        Awards       /SARs      outs
----------------------------------------------------------------------------------------------------------------------------


David K. Lifschultz,       Fiscal      $331,465     $112,000        -0-          -0-          -0-        -0-        $ 5,000
CEO and Chairman of         1999
the Company
                           Fiscal      $319,491     $103,000        -0-          -0-        10,000       -0-        $ 4,750
                            1998

                           Fiscal      $229,408     $ 72,000        -0-          -0-          -0-        -0-          -0-
                            1997

Dennis R. Hunter           Fiscal      $243,375     $ 94,720        -0-          -0-          -0-        -0-        $ 8,000
President, director,        1999
and CFO of the
Company
                           Fiscal      $220,158     $ 74,200        -0-          -0-         5,000       -0-        $26,224
                            1998

                           Fiscal      $174,138     $ 27,715        -0-          -0-          -0-        -0-        $ 7,750
                            1997

James C. Triplett          Fiscal      $310,930     $160,520        -0-          -0-          -0-        -0-        $ 9,233
Chairman and CEO of         1999
Hart
                           Fiscal      $285,928     $172,621        -0-          -0-        50,000       -0-        $ 9,921
                            1998

                           Fiscal      $225,909     $176,829        -0-          -0-          -0-        -0-        $ 8,750
                            1997

J. Randall Owen            Fiscal      $241,748     $101,797        -0-          -0-          -0-        -0-        $ 5,000
President and COO of        1999
Hart
                           Fiscal      $226,728     $108,716        -0-          -0-          -0-        -0-        $ 5,394
                            1998

                           Fiscal      $175,705     $115,058        -0-          -0-          -0-        -0-        $ 5,538
                            1997

Michael Hirst              Fiscal      $178,072     $ 61,491        -0-          -0-          -0-        -0-        $ 6,103
Vice President and          1999
director of Hart
                           Fiscal      $168,697     $ 64,221        -0-          -0-          -0-        -0-        $ 6,078
                            1998

                           Fiscal      $136,074     $ 71,705        -0-          -0-          -0-        -0-        $ 4,754
                            1997


(1) Includes amounts paid by the Company or its subsidiaries into 401(k) plans and term life insurance premiums for the benefit of the named officer:

                                           401(k)                   Insurance
                                        Contribution                 Premium
                                        ------------                ----------
     David K. Lifschultz   1999           $ 5,000                    $     0
                           1998           $ 4,750                    $     0
                           1997           $     0                    $     0

     Dennis R. Hunter      1999           $ 5,000                    $ 3,000
                           1998           $ 4,750                    $21,474
                           1997           $ 4,750                    $ 3,000

     James C. Triplett     1999           $ 5,000                    $ 4,233
                           1998           $ 4,750                    $ 5,171
                           1997           $ 4,750                    $ 4,000

     J. Randall Owen       1999           $ 5,000                    $     0
                           1998           $ 4,750                    $   644
                           1997           $ 4,750                    $   788

     Michael Hirst         1999           $ 5,000                    $ 1,103
                           1998           $ 4,750                    $ 1,328
                           1997           $ 3,200                    $ 1,554

     Stock Options/SARs

         The Company granted no stock options or stock appreciation rights ("SARs") to the named executive officers in the last fiscal year.

     Aggregated Stock Option/SAR Exercises

     The following table sets forth the aggregated Common Stock options exercised by the named executive officers in the last fiscal year and the year-end value of unexercised options:



                        Aggregated Option/SAR Exercises in Fiscal Year Ended July 31, 1999
                                         and Fiscal Year-End Option Values


              Name                   Shares acquired       Value realized          Number of              Value of
                                     on exercise (#)            ($)               unexercised          unexercised in-
                                                                                options/SARs at           the-money
                                                                                  FY-end (#)           options/SARs at
                                                                                 exercisable/            FY-end ($)
                                                                                 unexercisable          exercisable/
                                                                                                      unexercisable(7)
-----------------------------------------------------------------------------------------------------------------------


David K. Lifschultz                        -0-                  -0-               45,000(1)/              $187,425/
                                                                                      -0-                    -0-

Dennis R. Hunter                           -0-                  -0-               35,781(2)/              $152,034/
                                                                                   2,500(3)                 $-0-

James C. Triplett                          -0-                  -0-               10,000(4)/              $31,250/
                                                                                  40,000(5)               $64,600

Michael W. Hirst                           -0-                  -0-                2,000(6)/               $9,370/
                                                                                      -0-                    -0-


(1) Includes: (i) options for 30,000 shares of Common Stock exercisable at $1.565 per share which expire August 1, 2007; (ii) options for 5,000 shares of Common Stock exercisable at $3.125 per share which expire May 5, 2010; and (iii) options for 10,000 shares of Common Stock exercisable at $3.125 per shares, which expire December 8, 2012.

(2) Includes: (i) options for 25,781 shares of Common Stock exercisable at $1.565 per share which expire August 1, 2007; (ii) options for 5,000 shares Common Stock exercisable at $3.125 per share which expire May 5, 2010; and (iii) options for 5,000 shares of Common Stock exercisable at $3.125 per share, which expire December 8, 2012.

(3) Includes: options for 2,500 shares of Common Stock that become exercisable at $1.565 per share when the average closing price of the Company's stock exceeds $100.00 per share for ten consecutive days and expire August 1, 2007.

(4) Includes: options for 10,000 shares of Common Stock exercisable at $3.125 per share, which expire December 8, 2012.

(5) Includes: options for 40,000 shares of Common Stock that become exercisable at $4.625 per share when the price of the Company's stock reaches $12.00 per share and expire February 24, 2013.

(6) Includes options for 2,000 shares of Common Stock exercisable at $1.565 per share, which expire February 8, 2003.

(7) The value per share of option stock is calculated by subtracting the exercise price from the closing sales price on The Nasdaq SmallCap Market on the last trading day before July 31, 1999 ($6.25).

Director Compensation

         For their services as non-employee directors of the Company, the Company compensates Joseph Fatony $10,000 per year and James Solomon and Sidney Lifschultz $5,000 per year each. Hart separately compensates James Solomon, for his services as a director of Hart, at a rate of $2,500 per year and allows him to participate in the informal Hart bonus plan described above. Under that bonus plan, Hart awarded a bonus to Mr. Solomon of $8,000 for fiscal year 1999. The

Company does not separately compensate directors of the Company that are also employees of the Company, Hart or CSC for their service as directors. The Company may in the future establish separate compensation for service for such employee directors.

Employment Agreements

         Dennis R. Hunter

         On August 1, 1998, CSC entered into an employment agreement with Dennis
R. Hunter. The term of the agreement is five years, with a temporary extension of up to one year if CSC determines not to offer Mr. Hunter a new employment agreement at the end of five years. Under the agreement, for his services as Chairman, President and CEO of CSC, Mr. Hunter receives a base salary of $231,000 with a minimum 5% increase each year. Annual increases may be set at a higher level at the discretion of CSC's Board of Directors. If CSC terminates Mr. Hunter's employment without cause, or Mr. Hunter terminates employment for certain good reasons, he will be paid 50% of his remaining base compensation under the agreement or one year's base compensation, whichever is greater, plus certain medical insurance benefits. Failure by a successor of the Company to fully assume Mr. Hunter's contract will require the same payment.

         Under his employment agreement, Mr. Hunter has a put option with respect to certain stock options that he holds. He may exercise the put option over a three-year period following termination or expiration of the agreement, other than termination by CSC for certain defined causes or termination by Mr. Hunter without certain defined reasons. Under the put option, Mr. Hunter may require CSC to repurchase up his stock options for up to 5,260 shares of Company stock per year at a price of $5.94 per share (plus any exercise price if previously paid by Mr. Hunter). The employment agreement further contains provisions regarding assignment of inventions by Mr. Hunter, a two-year covenant not to compete by Mr. Hunter, and indemnification by CSC.

         James C. Triplett

         On August 25, 1997, Hart entered into an employment agreement with James C. Triplett for a term of ten years. For his services as Chairman and Chief Executive Officer of Hart, he receives an annual base salary of $285,000, subject to reduction in certain circumstances. He will receive annual increases of at least 5% as set by the Board of Directors. If Mr. Triplett's employment is terminated without cause before the end of the agreement, he is to be paid 50% of his remaining base compensation under the agreement or one year's salary, whichever is greater. Mr. Triplett may terminate the agreement upon 90 days notice or otherwise for "Good Reason" as defined in the agreement. Failure by a successor of the Company to fully assume Mr. Triplett's employment agreement will require the immediate payment of all yet to be paid compensation under the agreement. The agreement further contains provisions regarding assignment of inventions by Mr. Triplett, a two-year covenant not to compete by Mr. Triplett, and indemnification by Hart.

         Michael W. Hirst

         Hart entered into an agreement with Michael W. Hirst on August 1, 1993. The agreement has a term of ten years. Under the agreement, for his services as vice president of Hart, Mr. Hirst receives a base salary of $82,000. Annual increases are set at the discretion of Hart's Board of Directors. Additionally, after ten years and cessation of full-time employment, Hart agrees to employ Mr. Hirst as a part-time consultant for five years at 25% of the Agreement's sixth-year base compensation, for a maximum of 500 hours of consultation per year.

         If Hart terminates the agreement before the end of the term without "cause", Mr. Hirst is entitled to 50% of his remaining base compensation or one year's salary, whichever is greater. Failure by a successor of Hart to fully assume Mr. Hirst's contract will require the immediate payment of all yet to be paid compensation and an additional $200,000 in compensation to Mr. Hirst. Mr. Hirst may terminate the agreement without cause upon 90 days notice after July 31, 1998. The agreement further contains provision regarding assignment of inventions by Mr. Hirst, a two-year covenant not to compete by Mr. Hirst, and indemnification by Hart.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities and Exchange Act of 1934 requires that the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's Common Stock, file initial reports of stock ownership and reports of changes in stock ownership with the Securities and Exchange Commission. Officers, directors, and greater than ten-percent owners are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms that they file.

         Based solely on a review of the copies of such forms furnished to the Company or written representations from certain persons, the Company believes that during the Company's 1999 fiscal year, all filing requirements applicable to its officers, directors and ten-percent owners of the Company were met by such persons.

Certain Relationships and Related Transactions

         As indicated in the discussion above, David K. Lifschultz and Dennis R. Hunter have stock option agreements with the Company. Also as explained above, Dennis R. Hunter, J. Randall Owen, James C. Triplett, and Michael W. Hirst have employment agreements with either the Company, Hart, or CSC.

         During fiscal year 1998 Hart purchased approximately $114,185 in instrument components from Thermoworks. Thermoworks is owned and operated by Suzette Owen, the wife of J. Randall Owen, President and Chief Operating Officer of Hart. The business relationship between Hart and Thermoworks continues one that predates Mr. Owen's association with Hart.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ELECTION OF ALL NOMINEES TO THE BOARD OF DIRECTORS NAMED ON THE ACCOMPANYING PROXY FORM.

                     PROPOSAL TWO - APPOINTMENT OF AUDITORS

         Grant Thornton LLP has been the Company's independent auditors since July 1994. Proposal No. 2 is to reappoint Grant Thornton LLP as the Company's independent public accountants for the fiscal year ending July 31, 2000. No representative of Grant Thornton LLP is expected to be present at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JULY 31, 2000.


                                   OTHER ITEMS

Annual Report to Shareholders

         The Annual Report of the Company to its shareholders for the fiscal year ended July 31, 1999, including audited financial statements, accompanies this Proxy Statement.

Annual Report on Form 10-KSB

         The Company will provide without charge, at the written request of any record beneficial shareholder as of November 24, 1999, a copy of the Company's Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission, except exhibits thereto. The Company will provide copies of the exhibits, should they be requested by eligible shareholders, and the Company may impose a reasonable fee for providing such exhibits. Requests for copies of the Company's Form 10-KSB should be mailed to:

                           LIFSCHULTZ INDUSTRIES, INC.
                           799 East Utah Valley Drive
                         American Fork, Utah 84003-9775
                             Attn: Dennis R. Hunter

Shareholder Proposals

         In order for a shareholder's proposal to be considered for inclusion in the Company's proxy materials for the 2000 Annual Meeting of Shareholders (the "2000 Annual Meeting"), the proposal must be received by the Company's President at the above address no later than August 4, 2000, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934 as amended.

         Proposals of shareholders submitted for consideration at the Company's 2000 Annual Meeting other than those submitted for inclusion in the Company's proxy material pursuant to Rule 14a-8, must be delivered to the Company's President no later than October 16, 2000. If such timely notice of a shareholder's proposal is not given, the Company's Proxy Holders may exercise discretionary voting authority to vote on the proposal when and if it is raised at the 2000 Annual Meeting.

                       By Order of the Board of Directors



                       /s/ Dennis Hunter
                       ---------------------------
                       DENNIS R. HUNTER, President

LIFSCHULTZ                                                                 PROXY
INDUSTRIES, INC.                                      This Proxy is Solicited on
799 East Utah Valley Drive                      Behalf of the Board of Directors
American Fork, Utah 84003-9775



         The undersigned shareholder hereby appoints David K. Lifschultz and Dennis R. Hunter as Proxies, each with the power to appoint his substitute, and hereby authorizes them, or either of them, to represent and to vote, as designated below, all the shares of common stock of Lifschultz Industries, Inc. held of record by the undersigned and/or all of the votes to which the undersigned is entitled pursuant to the terms of the Series A or Series E Preferred Stock, held by the undersigned on November 24, 1999 (the record date), at the Annual Meeting of Shareholders to be held on January 6, 2000, or at any continuation(s) or adjournment(s) thereof. The proposals listed below are made by the Board of Directors.

1.  ELECTION OF DIRECTORS

____ FOR all nominees listed below         ____  WITHHOLD AUTHORITY
(except as marked to the contrary below)   to vote for all nominees listed below


(To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Sidney B. Lifschultz     David K. Lifschultz     Dennis R. Hunter     Joseph C. Fatony     James E. Solomon


2.   APPOINTMENT  OF  GRANT  THORNTON  LLP  AS  INDEPENDENT   CERTIFIED   PUBLIC
     ACCOUNTANTS FOR THE FISCAL YEAR ENDING JULY 31, 1999

     ---- FOR                  ---- AGAINST                    ---- ABSTAIN

3. The Proxies are authorized to vote, in their discretion, upon such other matters as may properly come before the meeting provided the Company did not have notice of such matter on or before September 30, 1999.


         This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is given, then this Proxy will be voted FOR all nominees for director listed in Proposal 1 and FOR Proposal 2.

         Please sign exactly as your name appears on the records of the Company's transfer agent. When shares are held by joint tenants, both should sign. When signing as attorney, or as executor, administrator, trustee, or guardian, please give your full title as such. If a corporation, please sign in the full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

Please mark, sign, date and return this proxy promptly. By signing below, the undersigned also acknowledges receipt of the Company's Proxy Statement and Annual Report accompanying this proxy.



DATED:_______________________________         __________________________________
                                              Name of entity which owns the
                                              shares if other than an individual


_____________________________________         By:_______________________________
Signature (if signing individually)           Signature of authorized signer


_____________________________________         __________________________________
Additional signature if held jointly          Title of authorized signer